Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. Section 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the amended Annual Report of Alto Group Holdings Inc.. (the "Company") on Form 10-K/A-1 for the year ended November 30, 2008, as filed with the Securities and Exchange Commission on the date here of (the "report"), I, Natalie Bannister, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 6th day of October, 2009.
                                            /s/ Natalie Bannister
                                            ------------------------------------
                                            Natalie Bannister
                                            Chief Executive Officer and
                                            Chief Financial Officer